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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        COMMISSION FILE NUMBER
              SEPTEMBER 7, 2000                                 1-3822



                              CAMPBELL SOUP COMPANY



                NEW JERSEY                               21-0419870
          STATE OF INCORPORATION              I.R.S. EMPLOYER IDENTIFICATION NO.



                                 CAMPBELL PLACE
                          CAMDEN, NEW JERSEY 08103-1799
                           PRINCIPAL EXECUTIVE OFFICES

                        TELEPHONE NUMBER: (856) 342-4800






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ITEM 5 - OTHER EVENTS

         On September 7, 2000, Campbell Soup Company announced that its expected first quarter results would be about $.06 to $.08 below current published estimates and that its earnings per share for its current fiscal year will be essentially flat compared with last year. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press release issued by Campbell Soup Company on September 7,
2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CAMPBELL SOUP COMPANY

Date: September 13, 2000
                                                By: /s/ John J. Furey
                                                   -----------------------------
                                                    John J. Furey
                                                    Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION                SEQUENTIAL PAGE NUMBER

    99.1          Press Release issued by Campbell Soup            5
                     Company on September 7, 2000



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